MoA Inflation Focused Bond Fund Investment Strategy - MoA Inflation Focused Bond Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies.
Strategy Narrative [Text Block]	The Fund invests primarily in inflation protected securities and investment-grade debt securities. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in bonds, which the Adviser defines as debt instruments that can be issued by the federal government, government agencies and subdivisions, states, cities, corporations and other institutions. The Fund invests at least 50% of its total assets in inflation-linked securities, although normally the Fund expects to invest 80% or more of its total assets in inflation-linked securities. The Fund is invested in a diversified portfolio of short-, intermediate- and long-term investment-grade inflation-linked securities, including Treasury Inflation Protected Securities and Treasury bonds, as well as corporate, government agency, mortgage-backed and asset-backed securities. The Adviser evaluates each security to be purchased and selects securities based on duration, which is defined as a security’s price sensitivity to interest rate changes as expressed in years, where a higher duration indicates greater price volatility when interest rates fluctuate and a lower duration implies less price volatility. The Adviser seeks to maintain a duration for the Fund overall within +/- 20% of the duration of the Bloomberg US Treasury Inflation-Linked Bond Index (Series L). The Adviser also evaluates and selects each security to be purchased based on its credit quality as determined by fundamental financial analysis focused on the issuer’s ability to repay debt, and interest income anticipated to be generated.